LanzaTech Advances Transformation with Leadership Changes and Cost Optimization Actions Chief Accounting Officer Sushmita Koyanagi promoted to Chief Financial Officer Deputy General Counsel Amanda Fuisz to assume Interim General Counsel role Cost savings and financial efficiencies drive continued advancement of commercial projects focused on producing alternative fuel from waste carbon CHICAGO, IL (May 29, 2025) – LanzaTech Global, Inc. (NASDAQ: LNZA) (“LanzaTech” or the “Company”), a carbon management solutions company, today announced certain transitions in its executive leadership team in connection with its recent financing and ongoing strategic measures focused on streamlining its operations and reducing costs, including consolidating certain positions by drawing upon the Company’s capable, experienced internal resources. The announced leadership changes include:  Sushmita Koyanagi appointed Chief Financial Officer, effective June 2, 2025  Amanda Fuisz to assume role of interim General Counsel, effective June 13, 2025  Gary Rieschel, long-time serving Board member, to retire from the board of directors following the upcoming Annual Meeting of Stockholders LanzaTech announced the appointment of Sushmita Koyanagi as Chief Financial Officer, effective June 2, 2025, completing its previously announced search for a permanent CFO. Ms. Koyanagi succeeds Justin Pugh, who has been serving as LanzaTech’s interim CFO since January 2025 and who will maintain an advisory role with the Company to assist in his transition and to provide other related support until June 30, 2025. Ms. Koyanagi has extensive public and private company experience in accounting, financial reporting, process improvement and managing larger teams, and most recently joined the Company as Chief Accounting Officer (“CAO”) in December of 2024. Separately, LanzaTech announced that Amanda Fuisz will assume the role of interim General Counsel, effective June 13, 2025. Ms. Fuisz will succeed Joseph Blasko, who will step down to pursue a new professional opportunity. Ms. Fuisz, who currently serves as LanzaTech’s Deputy General Counsel, will lead LanzaTech’s legal and compliance department while serving as interim General Counsel. “We are thrilled to have Sush take on this expanded role,” said Dr. Jennifer Holmgren, Chair and Chief Executive Officer. “Sush is a seasoned finance executive with an impressive background that makes her ideally suited to lead the next phase of our financial evolution as we advance our path to profitability. On behalf of our executive team and board of directors, I would like to thank Justin for stepping in to lead as interim CFO ensuring a seamless transition. Additionally, I am grateful to Amanda for stepping into this role as interim General Counsel. Her background and strong legal acumen make her an ideal fit for this position. I wish Joe all the best in his future endeavors,” added Holmgren. Additionally, LanzaTech announced that Gary Rieschel, a long-serving member of LanzaTech’s board of directors, will retire at the conclusion of his current term and will not seek re-election at the Company's Annual Meeting of Stockholders on July 21, 2025.

“On behalf of the members of our board and management, I express our deep appreciation for Gary’s contributions,” stated Holmgren. “Since 2009, Gary has been an unwavering champion of LanzaTech’s mission to build a circular carbon economy. It has been a true privilege to work closely with Gary for over the past fifteen years.” The announced leadership changes and role consolidations are anticipated to result in annual cost reductions of approximately $1 million. These cost reduction measures will enhance LanzaTech’s ability to better allocate resources toward its most promising commercial opportunities and projects, with efforts predominantly focused on leveraging the Company’s core gas fermentation technology platform to effectively be an enabler of the significant and growing momentum of sustainable aviation fuel production. About LanzaTech LanzaTech Global, Inc. (NASDAQ: LNZA) is the carbon recycling company transforming waste carbon into sustainable fuels, chemicals, materials, and protein. Using its biorecycling technology, LanzaTech captures carbon generated by energy-intensive industries at the source, preventing it from being emitted into the air. LanzaTech then gives that captured carbon a new life as a clean replacement for virgin fossil carbon in everything from household cleaners and clothing fibers to packaging and fuels. For more information about LanzaTech, please visit https://lanzatech.com. Forward-looking Statements This press release includes forward-looking statements regarding, among other things, the plans, strategies and prospects, both business and financial, of the Company. These statements are based on the beliefs and assumptions of the Company’s management. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions. The forward-looking statements are based on projections prepared by, and are the responsibility of, the Company’s management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward- looking statements, including the Company's ability to continue to operate as a going concern. The Company may be adversely affected by other economic, business, or competitive factors, and other risks and uncertainties, including those described under the header “Risk Factors” in its Form 10-K for the year ended December 31, 2024, its Form 10-Q for the quarter ended March 31, 2025 and in future SEC filings. New risk factors that may affect actual results or outcomes emerge from time to time and it is not possible to predict all such risk factors, nor can the Company assess the impact of all such risk factors on its business, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. The Company undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contact Kate Walsh VP, Investor Relations & Tax Investor.Relations@lanzatech.com